                                                                      EXHIBIT 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statement (Form S-3, No. 33-53779) of Alco Capital Resource, Inc. and in the related Prospectus of our report dated October 17, 1994, with respect to the financial statements of Alco Capital Resource, Inc. included in this Annual Report (Form 10-K) for the year ended September 30, 1994.

                                          /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 16, 1994